UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	001-37565	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey	JE2 4YE
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The press releases of NovoCure Limited, two dated November 17, 2015 and one dated November 20, 2015, are filed herewith as Exhibits 99.1, 99.2 and 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated November 17, 2015

99.2	Press Release of NovoCure Limited, dated November 17, 2015

99.3	Press Release of NovoCure Limited, dated November 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: November 20, 2015

By:	/s/ Wilco Groenhuysen
Name:	Wilco Groenhuysen
Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated November 17, 2015

99.2	Press Release of NovoCure Limited, dated November 17, 2015

99.3	Press Release of NovoCure Limited, dated November 20, 2015